EXHIBIT 10.4D
                                                                       EXECUTION


                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                October 23, 1998

Mitel Corporation
350 Legget Drive
Kenata, Ontario
Canada K2K 1X3
Attention:  Shirley Mears

Ladies and Gentlemen:

                  Reference is made to that certain Credit Agreement dated as of February 12, 1998 (said Credit Agreement, as amended to the date hereof, being the "Credit Agreement", the terms defined therein being used herein as therein defined) by and among Mitel Corporation, a corporation organized under the laws of Canada ("Company"), the financial institutions listed on the signature pages hereof ("Lenders"), Goldman Sachs Credit Partners L.P. as arranger, advisor and syndication agent and Canadian Imperial Bank of Commerce, as Administrative Agent.

                  At the request of Company, the undersigned Lenders hereby agree that subsection 7.4 of the Credit Agreement is hereby amended by (a) amending and restating subsection (vi) thereof in its entirety to read "(vi) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations under guarantees in the ordinary course of business of the obligations of suppliers, customers, franchisees and licensees of Company and its Subsidiaries in an aggregate amount not to exceed at any time $10,000,000;" and (b) amending and restating subsection (xii) thereof in its entirety to read "(xii) Company may become and remain liable with respect to Contingent Obligations in respect of any obligation of any Subsidiary of Company permitted under this Agreement; provided that the principal amount of any such Contingent Obligation shall not exceed the principal amount of the corresponding obligation to which it relates; provided further that, any such Contingent Obligation shall be subordinate to the Obligations to the same extent, and on the same terms, if any, as the corresponding obligation is so subordinated; and."

                  On and after the Third Amendment Effective Date (as defined below), each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment (the Credit Agreement, as so amended, being the "Amended Agreement"). Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other Loan Document.

                  In order to induce Lenders to enter into this Amendment, Company, by its execution of a counterpart of this Amendment, represents and warrants that (a) Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement, (b) the execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company,
(c) the execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws (or comparable organizational documents) of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency or government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries (other than, with respect to the exercise of certain remedies under the U.K. Guarantee and Debenture, as such remedies may be affected by certain government contracts in the United Kingdom), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, or (vi) require any registration with, consent or approval of or notice to, or other action to, with or by, any multi-national, federal, provincial, state, municipal, local or other governmental authority or regulatory body, (d) this Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, (e) the representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, (f) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default and (g) neither the Certificate of Incorporation nor the Bylaws of Company has been amended, supplemented or otherwise modified since the Closing Date.

                  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment shall become effective (the date of such effectiveness being the "Third Amendment Effective Date") upon the execution of a counterpart hereof by Company, each of the Subsidiary Guarantors listed below and


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

Requisite Lenders and receipt by Company and Administrative Agent of written notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]


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

                  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                                    AGENT AND LENDERS:

                                    GOLDMAN SACHS CANADA CREDIT PARTNERS CO., as a Lender


                                    By:-----------------------------------------
                                              Authorized Signatory


                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    as a Lender and as Administrative Agent


                                    By:-----------------------------------------
                                              Executive Director


                                    COMPANY:

                                    MITEL CORPORATION


                                    By:-----------------------------------------
                                              Name:
                                              Title:


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

                              SUBSIDIARY GUARANTORS

                  Each undersigned Subsidiary Guarantor hereby acknowledges that
(a) it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment and (b)(i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments to the Credit Agreement.

                                    MITEL TELECOM LIMITED


                                    By:-----------------------------------------
                                              Name:
                                              Title:

                                    MITEL SEMICONDUCTOR LIMITED


                                    By:-----------------------------------------
                                              Name:
                                              Title:

                                    MITEL, INC.


                                    By:-----------------------------------------
                                              Name:
                                              Title:

                                    MITEL TELECOMMUNICATIONS SYSTEMS, INC.


                                    By:-----------------------------------------
                                              Name:
                                              Title:

                                    MITEL SEMICONDUCTOR AMERICAS, INC.


                                    By:-----------------------------------------
                                              Name:
                                              Title:


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

                                    MITEL SEMICONDUCTOR, INC.


                                    By:-----------------------------------------
                                              Name:
                                              Title:

                                    MITEL (BARBADOS) LTD.


                                    By:-----------------------------------------
                                              Name:
                                              Title:


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

                                    LENDERS:

                                    [NAME OF OTHER LENDER]



                                    By:-----------------------------------------
                                              Name:
                                              Title:

                                    CAISSE DE DEPOT ET PLACEMENT DU QUEBEC


                                    By:-----------------------------------------
                                              Name:
                                              Title:

                                    THE SUMITOMO BANK OF CANADA, COMMERCE


                                    By:-----------------------------------------
                                              Name:
                                              Title:

                                    BANK OF TOKYO-MITSUBISHI (CANADA)


                                    By:-----------------------------------------
                                              Name:
                                              Title:

                                    BANK OF AMERICA CANADA


                                    By:-----------------------------------------
                                              Name:
                                              Title:

                                    THE BANK OF NOVA SCOTIA


                                    By:-----------------------------------------
                                              Name:
                                              Title:


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

                                    FIRST CHICAGO NBD BANK, CANADA


                                    By:-----------------------------------------
                                              Name:
                                              Title:

                                    FUJI BANK CANADA


                                    By:-----------------------------------------
                                              Name:
                                              Title:

                                    SOCIETE GENERALE CANADA


                                    By:-----------------------------------------
                                              Name:
                                              Title:

                                    NATIONAL BANK OF CANADA


                                    By:-----------------------------------------
                                              Name:
                                              Title:

                                    BANQUE NATIONALE DE PARIS (CANADA)


                                    By:-----------------------------------------
                                              Name:
                                              Title:

                                    DRESDNER BANK CANADA,


                                    By:-----------------------------------------
                                              Name:
                                              Title:

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

                                    CREDIT LYONNAIS CANADA,


                                    By:-----------------------------------------
                                              Name:
                                              Title:

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

                                    CYPRESS TREE INVESTMENT MANAGEMENT
                                    COMPANY, INC.,
                                    As: Attorney-in-Fact and on behalf of First
                                    Allmerica Financial Life Insurance Company as Portfolio Manager,


                                    By:-----------------------------------------
                                              Name:
                                              Title:

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

                                    FC CBO LIMITED


                                    By:-----------------------------------------
                                              Name:
                                              Title:

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

                                    ALLIANCE CAPITAL MANAGEMENT L.P.,
                                    as Manager on behalf of ALLIANCE CAPITAL
                                    FUNDING L.L.C.


                                    By:-----------------------------------------
                                              Name:
                                              Title:

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

                                    CREDIT AGRICOLE INDOSUEZ


                                    By:-----------------------------------------
                                              Name:
                                              Title:

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

                                    OSPREY INVESTMENTS PORTFOLIO
                                    By:      Citibank, N.A., as Manager


                                    By:-----------------------------------------
                                              Name:
                                              Title:

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

                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By:-----------------------------------------
                                              Name:
                                              Title:

                                    VAN KAMPEN AMERICAN CAPITAL
                                    PRIME RATE INCOME TRUST


                                    By:-----------------------------------------
                                              Name:
                                              Title:

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

                                    OCTAGON LOAN TRUST


                                    By:-----------------------------------------
                                              Name:
                                              Title:

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

                                    SENIOR DEBT PORTFOLIO
                                    By: Boston Management and Research,
                                    as Investment Advisor


                                    By:-----------------------------------------
                                              Name:
                                              Title:

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

                                    TORONTO DOMINION (TEXAS), INC.


                                    By:-----------------------------------------
                                              Name:
                                              Title:

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

                                    MERRILL LYNCH SENIOR FLOATING
                                    RATE FUND, INC.


                                    By:-----------------------------------------
                                              Name:
                                              Title:

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

                                    MERRILL LYNCH PRIME RATE PORTFOLIO


                                    By:-----------------------------------------
                                              Name:
                                              Title:

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

                                    PRIME RATE INCOME TRUST


                                    By:-----------------------------------------
                                              Name:
                                              Title:

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

                                    PROTECTIVE ASSET MANAGEMENT
COMPANY


                                    By:-----------------------------------------
                                              Name:
                                              Title:

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